UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 11, 2012

Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Departure of Directors

On December 11, 2012, Jess Hay, Lead Independent Director of Viad Corp (the “Company”), informed the Board of Directors of the Company of his decision to retire and not stand for re-election. Mr. Hay’s current term will expire at the Company’s 2013 Annual Meeting of Shareholders on May 21, 2013. The independent members of the Board appointed Richard H. Dozer, a Director of the Company since 2008, to serve a two-year term as Lead Independent Director effective May 21, 2013.

A copy of the Company’s press release, dated December 13, 2012, relating to Mr. Hay’s decision to retire is being furnished as Exhibit 99 to this Current Report on Form 8-K. Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibit 99 is furnished as part of this Current Report on Form 8-K:

99 – Press Release dated December 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

December 13, 2012	By:	/s/ G. Michael Latta
G. Michael Latta
Chief Accounting Officer - Controller